SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 4th, 2000
Date of Report
(Date of Earliest Event Reported)

ROYSTON MANNOR ESTATES, INC.
(Exact Name of Registrant as Specified in its Charter)

2980 South Rainbow Boulevard; Suite 100, Las Vegas, Nevada 89146
(Address of principal executive offices)

(702) 307-8778
Registrant's telephone number

NEVADA 88-0421129 (State of Incorporation) (IRS Employer Identification No.)

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Pursuant to a Special Meeting of Shareholders on October 4th, 2000, following the resignation of the previous sole officer and director Mr. Harvey Makaiwi, Mr. Ignacio Martinelli was appointed sole officer and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royston Mannor Estates, Inc.
Ignacio Martinelli
Sole Officer and Director
_________________________
Ignacio Martinelli
Date: